SEQUA CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN II
SECOND AMENDMENT
THIS SECOND AMENDMENT is made by Sequa Corporation (the "Company") to the Sequa Corporation Supplemental Executive Retirement Plan II, as Amended and Restated effective January 1, 2000 (the "Plan").
W I T N E S S E T H
WHEREAS, the Company maintains the Plan; and

               WHEREAS, the Company desires to amend the Plan to permit participants who terminated employment with the Sequa group on or before June 26, 2003 to elect within a window period ending October 31, 2003 to receive their total remaining benefit under the Plan in a single cash lump sum, not to exceed $50,000, in the amount of 75% of the present value of their remaining accrued benefit; and

WHEREAS, the Company may amend the Plan pursuant to Section 7.1 thereof;

               NOW, THEREFORE, effective as of June 26, 2003, the Company hereby amends the Plan by adding a new paragraph (f) to Section 4.3 as set forth below. It is intended that the Plan, as amended from time to time, qualify as an unfunded plan, for the purposes of the Internal Revenue Code of 1986, as amended, and for the purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1).

        (f)     Notwithstanding anything in this Section 4.3 to the contrary, a Participant with a vested Accrued Benefit who terminated employment with all members of the Affiliated Group on or before June 26, 2003 may elect to receive his entire remaining vested Accrued Benefit, determined as set forth below, in a single lump sum, provided however that such single lump sum does not exceed $50,000. Such election shall be made within the period commencing on September 26, 2003 and ending on October 31, 2003 by completing and filing with the Company a form to be provided by the Company . A married Participant may elect a single lump sum under this paragraph (f) only if his Spouse consents in writing to such election in accordance with paragraph (b). A Participant's single lump sum benefit under this paragraph (f) shall equal 75% of the present value of his remaining Accrued Benefit, calculated as of the first day of the month following the month in which the Participant files his election with the Company, using a discount rate of 6.75% and the 1983 Group Annuity Mortality 100% Male Table. Payment under this paragraph (f) shall be made to the Participant as soon as administratively practicable following the filing of his election with the Company. If the Participant subsequently resumes participation in the Plan, such Participant's benefit at his later date of termination shall be reduced by the benefits paid to him under this paragraph (f).

IN WITNESS WHEREOF, this Second Amendment to the Sequa Corporation Supplemental Executive Retirement Plan II is hereby executed on this ____ day of September, 2003.
SEQUA CORPORATION

By:____________________________
Jesse Battino Vice President Human Resources

Exhibit 10.29
SEQUA CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN II
THIRD AMENDMENT
THIS THIRD AMENDMENT is made by Sequa Corporation (the "Company") to the Sequa Corporation Supplemental Executive Retirement Plan II, as Amended and Restated effective January 1, 2000 (the "Plan").
W I T N E S S E T H
WHEREAS, the Company maintains the Plan; and

               WHEREAS, the Company amended the Plan on September 25, 2003 to permit participants who terminated employment with the Sequa group on or before June 26, 2003 to elect within a window period ending October 31, 2003 to receive their total remaining benefit under the Plan in a single cash lump sum, not to exceed $50,000, in the amount of 75% of the present value of their remaining accrued benefit; and

WHEREAS, the Company desires to further amend the Plan to extend the window period to December 31, 2003; and
WHEREAS, the Company may amend the Plan pursuant to Section 7.1 thereof;

               NOW, THEREFORE, effective as of October 30, 2003, the Company hereby amends the Plan by deleting Section 4.3 (f) of the Plan in its entirety and replacing it as set forth below. It is intended that the Plan, as amended from time to time, qualify as an unfunded plan, for the purposes of the Internal Revenue Code of 1986, as amended, and for the purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1).

        (f)     Notwithstanding anything in this Section 4.3 to the contrary, a Participant with a vested Accrued Benefit who terminated employment with all members of the Affiliated Group on or before June 26, 2003 may elect to receive his entire remaining vested Accrued Benefit, determined as set forth below, in a single lump sum, provided however that such single lump sum does not exceed $50,000. Such election shall be made within the period commencing on September 26, 2003 and ending on December 31, 2003 by completing and filing with the Company a form to be provided by the Company . A married Participant may elect a single lump sum under this paragraph (f) only if his Spouse consents in writing to such election in accordance with paragraph (b). A Participant's single lump sum benefit under this paragraph (f) shall equal 75% of the present value of his remaining Accrued Benefit, calculated as of the first day of the month following the month in which the Participant files his election with the Company, using a discount rate of 6.75% and the 1983 Group Annuity Mortality 100% Male Table. Payment under this paragraph (f) shall be made to the Participant as soon as administratively practicable following the filing of his election with the Company. If the Participant subsequently resumes participation in the Plan, such Participant's benefit at his later date of termination shall be reduced by the benefits paid to him under this paragraph (f).

IN WITNESS WHEREOF, this Third Amendment to the Sequa Corporation Supplemental Executive Retirement Plan II is hereby executed on this ____ day of October, 2003.
SEQUA CORPORATION

By:____________________________
Jesse Battino Vice President Human Resources